Rule 497 (e)
                                                              File Nos. 333-5208
                                                                        811-9156


                        PROACTIVE ASSET ALLOCATION FUNDS
                            OPTI-FLEX(R) DYNAMIC FUND

                          SUPPLEMENT DATED MAY 30, 2002
                     TO THE PROSPECTUS DATED APRIL 30, 2002

     The Prospectus is hereby supplemented by adding the following Portfolio Managers to those listed under the caption "PORTFOLIO MANAGERS" on the bottom of page 9 and the top of page 10:

     T. J. "Turk" Tergliafera, Portfolio Manager, joined the manager as an investment advisor representative in May 2002. He has been President and owner of CM Capital Management, Inc., a North Carolina registered investment advisory firm, since its incorporation on February 29, 2000. He was a self-employed private investor from July 1998 to February 2000. He was the owner/publisher of Carolina Classifieds, Inc. from November 1997 to June 1998 and the owner/publisher of CM Publishing Company from September 1992 to October 1997. He received a B.A. from Louisiana Tech University with a major in Economics in 1974 and a M.B.A. in 1976 with a major in Finance.

     Timothy G. Ord, Portfolio Manager, joined the manager as an investment advisor representative in May 2002. He has been the President, owner and publisher of the Ord Oracle, an investment advisory newsletter, since July 1989. He has been a registered representative and investment advisory representative of Fairport Advisors, Inc., a broker-dealer and investment adviser, since June 2000. He was a registered representative of Eisner & Company, a broker-dealer, from August 1998 to April 2000, and a registered representative of Capital Securities, a broker-dealer, from May 1995 to August 1998. He received a Bachelor of Science degree in Education from the University of Nebraska in 1973.